Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of FS Energy and Power Fund, Foxfields Funding LLC, FS Investment Corporation II, Cobbs Creek LLC, FS Investment Corporation III, FS Investment Advisor, LLC, FSIC III Advisor, LLC, FSJV Holdco, LLC, FS/EIG Advisor, LLC, FS/KKR Advisor, LLC, Michael C. Forman, Sean Coleman, Brian Gerson, Michael Kelly, EIG Asset Management, LLC, EIG Global Energy Partners, LLC, The R. Blair Thomas 2010 Irrevocable Trust, The Randall Wade 2010 Irrevocable Trust, The Kristina Wade 2010 Irrevocable Trust, William C. Sonneborn, R. Blair Thomas and Randall S. Wade on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Titan Energy, LLC, a Delaware limited liability company, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 11th day of April, 2018.

FS Energy and Power Fund

By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	General Counsel and Secretary

Foxfields Funding LLC

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President

FS Investment Corporation II

By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	General Counsel and Secretary

Cobbs Creek LLC

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President

FS Investment Corporation III

By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	General Counsel and Secretary

FS Investment Advisor, LLC

By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	Managing Director

FSIC III Advisor, LLC

By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	Managing Director

FSJV Holdco, LLC

By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	Vice President, Treasurer and Secretary

FS/EIG Advisor, LLC

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	Chief Executive Officer

FS/KKR Advisor, LLC

By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	General Counsel and Secretary

Michael C. Forman

/s/ Michael C. Forman

Sean Coleman

/s/ Sean Coleman

Brian Gerson

/s/ Brian Gerson

Michael Kelly

/s/ Michael Kelly

EIG Asset Management, LLC

By:	/s/ Randall S. Wade
	Name:	Randall S. Wade
	Title:	Chief Operating Officer

By:	/s/ Robert L. Vitale
	Name:	Robert L. Vitale
	Title:	General Counsel

EIG Global Energy Partners, LLC

By:	/s/ Randall S. Wade
	Name:	Randall S. Wade
	Title:	Chief Operating Officer

By:	/s/ Robert L. Vitale
	Name:	Robert L. Vitale
	Title:	General Counsel

The R. Blair Thomas 2010 Irrevocable Trust

By:	/s/ R. Blair Thomas
	Name:	R. Blair Thomas
	Title:	Trustee

The Randall Wade 2010 Irrevocable Trust

By:	/s/ Randall S. Wade
	Name:	Randall S. Wade
	Title:	Trustee

The Kristina Wade 2010 Irrevocable Trust

By:	/s/ Randall S. Wade
	Name:	Randall S. Wade
	Title:	Trustee

R. Blair Thomas

/s/ R. Blair Thomas

William C. Sonneborn

/s/ William C. Sonneborn

Randall S. Wade

/s/ Randall S. Wade